January 31, 2005
Prospectus
First American Investment Funds, Inc.

Selected First American Funds Class A Shares	Equity Income Fund Mid Cap Growth Opportunities Fund Small Cap Growth Opportunities Fund Small Cap Select Fund Small Cap Value Fund International Fund High Income Bond Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

      Equity Income Fund

      Mid Cap Growth Opportunities Fund

      Small Cap Growth Opportunities Fund

      Small Cap Select Fund

      Small Cap Value Fund

      International Fund

      High Income Bond Fund

Policies & Services

      Buying Shares

      Selling Shares

      Managing Your Investment

Additional Information

      Management

      More About The Funds

      Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of Selected First American Funds, summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Equity Income FUND

Objective

Equity Income Fund’s objective is long-term growth of capital and income.

Principal Investment Strategies

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s investment advisor believes are characterized by:

  the ability to pay above average dividends ,
  the ability to finance expected growth , and
  strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund’s equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in Equity Income Fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Risks of Non-Investment Grade Securities.   The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called “high-yield” securities or “junk bonds,” generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Risks of Active Management.     The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Equity Income FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

22.73%	19.80%	27.53%	15.68%	3.86%	12.28%	–4.37%	–18.13%	26.30%	8.88%

1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Best Quarter: Quarter ended	June 30, 2003	16.68%
Worst Quarter: Quarter ended	September 30, 2002	(16.75)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/0 4 [1]	Inception Date	One Year	Five Years	Ten Years

Equity Income Fund

Class A (return before taxes)	12/18/92	2.90%	2.70%	9.91%

Class A (return after taxes on distributions)		2.23%	1.10%	7.97%

Class A (return after taxes on distributions and sale of fund shares)		1.88%	1.60%	7.75%

Custom Benchmark — Standard & Poor’s 500 Dividend Only Stocks[2] (reflects no deduction for fees, expenses, or taxes)		11.02%	1.18%	12.54%

Standard & Poor’s 500 Composite Index[3] (reflects no deduction for fees, expenses, or taxes)		10.88%	(2.30)%	12.07%

1Prior to 3/25/94, Boulevard Bank was the investment advisor of the fund.

2The S&P 500 Dividend Only Stocks custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend.

3 An unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Equity Income FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.29%
Total Annual Fund Operating Expenses[4]	1.19%
Less Contractual Waiver of Fund Expenses[5]	(0.04)%
Net Expenses[5]	1.15%

1Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

2Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4 Total Annual Fund Operating Expenses are based on the fund’s most recently completed fiscal year.

5 The advisor has contractually agreed to waive fees and reimburse other fund expenses until January 31, 2006, so that Net Expenses do not exceed 1.15%. These fee waivers and expense reimbursements may be terminated at any time after January 31, 2006, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$661
3 years	$903
5 years	$1,164
10 years	$1,910
Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Mid Cap Growth Opportunities FUND

Objective

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

Principal Investment Strategies

Under normal market conditions, Mid Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 200 4 , market capitalizations of companies in the Russell Midcap Index ranged from approximately $ 631 million to $ 34.5 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks.   While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs).   Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Risks of Active Management.     The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

18.60%	17.13%	4.64%	2.28%	25.30%	–3.65%	–15.44%	33.11%	21.29%

1996	1997	1998	1999	2000	2001	2002	2003	2004

Best Quarter: Quarter ended	December 31, 1999	24.17%
Worst Quarter: Quarter ended	September 30, 2001	(19.93)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/ 04 [1]	Inception Date	One Year	Five Years	Since Inception

Mid Cap Growth Opportunities Fund

Class A (return before taxes)	1/9/95	14.63%	9.27%	11.76%

Class A (return after taxes on distributions)		10.96%	5.94%	8.84%

Class A (return after taxes on distributions and sale of fund shares)		11.32%	6.19%	8.69%

Russell Midcap Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		15.48%	(3.36)%	11.20%

1On 9/24/01, the fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Core Equity Fund.

2 An unmanaged index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is part of the larger Russell 1000 Growth Index. The Russell 1000 Growth Index is an unmanaged index that measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 1/31/95.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.29%
Total Annual Fund Operating Expenses[4]	1.24%
Less Contractual Waiver of Fund Expenses[5]	(0.04)%
Net Expenses[5]	1.20%

1Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

2Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4 Total Annual Fund Operating Expenses are based on the fund’s most recently completed fiscal year.

5 The advisor has contractually agreed to waive fees and reimburse other fund expenses until January 31, 2006, so that Net Expenses do not exceed 1.20%. These fee waivers and expense reimbursements may be terminated at any time after January 31, 2006, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$666
3 years	$918
5 years	$1,190
10 years	$1,964
Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Small Cap Growth Opportunities FUND

Objective

Small Cap Growth Opportunities Fund has an objective of growth of capital.

Principal Investment Strategies

Under normal market conditions, Small Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. Companies based on total market capitalization). As of December 31, 200 4 , market capitalizations of companies in the Russell 2000 Index ranged from approximately $ 59 million to $ 6.1 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have . IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of micro-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks.   Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs).   Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Risks of Active Management.     The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Other Information

As a result of an internal review, the advisor uncovered an action involving potentially improper trading of a portfolio security held in the First American Small Cap Growth Opportunities Fund. The advisor engaged an outside law firm to conduct a review of these trades, and, as a result of this review, the law firm concluded that no employee of the advisor violated the applicable securities laws. The advisor has voluntarily reported this to the fund’s board of directors and to the Securities and Exchange Commission (SEC). The SEC is conducting an informal inquiry into this matter, and the advisor is cooperating fully with the SEC in its inquiry.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Small Cap Growth Opportunities FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1,2

56.80%	13.63%	–2.73%	136.23%	11.29%	5.15%	–25.80%	59.13%	0.59%

1996	1997	1998	1999	2000	2001	2002	2003	2004

Best Quarter: Quarter ended	December 31, 1999	70.70%
Worst Quarter: Quarter ended	September 30, 1998	(30.87)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/ 04 [1,2]	Inception Date	One Year	Five Years	Since Inception

Small Cap Growth Opportunities Fund

Class A (return before taxes)	8/1/95	(4.94)%	5.60%	21.85%

Class A (return after taxes on distributions)		(7.41)%	2.50%	17.08%

Class A (return after taxes on distributions and sale of fund shares)		(1.76)%	3.00%	16.46%

Russell 2000 Growth Index[3] (reflects no deduction for fees, expenses, or taxes)		14.31%	(3.57)%	5.13%

1On 12/12/02, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. On 9/24/01, the fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund.

2Small Cap Growth Opportunities Fund’s 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund’s future investment in IPOs will have the same effect on performance as it did in 1999.

3An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Small Cap Growth Opportunities FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.40%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.31%
Total Annual Fund Operating Expenses[4]	1.96%
Less Contractual Waiver of Fund Expenses[5]	(0.03)%
Net Expenses[5]	1.93%

1Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

2Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4 Total Annual Fund Operating Expenses are based on the fund’s most recently completed fiscal year.

5 The advisor has contractually agreed to waive fees and reimburse other fund expenses until January 31, 2006, so that Net Expenses do not exceed 1.93%. These fee waivers and expense reimbursements may be terminated at any time after January 31, 2006, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$735
3 years	$1,129
5 years	$1,546
10 years	$2,707
Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Small Cap Select FUND

Objective

Small Cap Select Fund has an objective of capital appreciation.

Principal Investment Strategies

Under normal market conditions, Small Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2004, market capitalizations of companies in the Russell 2000 Index ranged from approximately $59 million to $6.1 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have . IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or small-cap stocks may underperform the market as a whole.

Risks of Small-Cap Stocks.   Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs).   Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Risks of Active Management.     The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Small Cap Select FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

17.14%	10.50%	20.51%	–8.07%	16.70%	19.71%	12.08%	–17.97%	44.19%	15.35%

1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Best Quarter: Quarter ended	December 31, 2001	27.35%
Worst Quarter: Quarter ended	September 30, 1998	(24.80)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/ 04 [1]	Inception Date	One Year	Five Years	Ten Years

Small Cap Select Fund

Class A (return before taxes)	5/6/92	8.98%	11.59%	11.22%

Class A (return after taxes on distributions)		4.58%	8.82%	8.77%

Class A (return after taxes on distributions and sale of fund shares)		8.08%	8.79%	8.52%

Russell 2000 Index[2] (reflects no deduction for fees, expenses, or taxes)		18.33%	6.61%	11.54%

Standard & Poor’s SmallCap 600 Index[3] (reflects no deduction for fees, expenses, or taxes)		22.65%	11.60%	14.29%

1On 9/24/01, the fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2 An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor’s SmallCap 600 Index as a benchmark. Going forward, the fund will use the Russell 2000 Index as a comparison, because its composition better matches the fund’s investment objective and strategies.

3An unmanaged, capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Small Cap Select FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.29%
Total Annual Fund Operating Expenses [4]	1.24%
Less Contractual Waiver of Fund Expenses[5]	(0.03)%
Net Expenses [5]	1.21%

1Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

2Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4 Total Annual Fund Operating Expenses are based on the fund’s most recently completed fiscal year.

5 The advisor has contractually agreed to waive fees and reimburse other fund expenses until January 31, 2006, so that Net Expenses do not exceed 1.21%. These fee waivers and expense reimbursements may be terminated at any time after January 31, 2006, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$666
3 years	$919
5 years	$1,191
10 years	$1,965
Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Small Cap Value FUND

Objective

Small Cap Value Fund has an objective of capital appreciation.

Principal Investment Strategies

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 200 4 , market capitalizations of companies in the Russell 2000 Index ranged from approximately $ 59 million to $ 6.1 billion.

In selecting stocks, the fund’s advisor invests in securities it believes meet at least two of the following criteria :

  undervalued relative to other securities in the same industry or market , good or improving fundamentals ,
  an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States or domestic securities.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in Small Cap Value Fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks.   Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Risks of Active Management.     The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Small Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

47.30%	20.07%	20.07%	–8.47%	5.93%	20.15%	5.03%	–14.34%	42.92%	19.33%

1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Best Quarter: Quarter ended	June 30, 2003	18.85%
Worst Quarter: Quarter ended	September 30, 1998	(23.21)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/ 04 [1]	Inception Date	One Year	Five Years	Ten Years

Small Cap Value Fund

Class A (return before taxes)	1/1/88	12.76%	11.74%	13.63%

Class A (return after taxes on distributions)		9.81%	9.22%	10.93%

Class A (return after taxes on distributions and sale of fund shares)		11.09%	9.03%	10.55%

Russell 2000 Value Index[2] (reflects no deduction for fees, expenses, or taxes)		22.25%	17.23%	15.17%

1Performance prior to 8/1/94 is that of Small Company Value Trust Fund, a predecessor collective trust fund. On 8/1/94, substantially all of the assets of Small Company Value Trust Fund were transferred into Qualivest Small Companies Value Fund. On 11/21/97, First American Small Cap Value Fund became the successor by merger to Qualivest Small Companies Value Fund. Performance prior to 11/21/97 is adjusted to reflect Small Cap Value Fund’s Class A share fees and expenses, before any fee waivers. Small Company Value Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

2An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

Small Cap Value FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses[4]	1.25%
Less Contractual Waiver of Fund Expenses [5]	(0.02)%
Net Expenses [5]	1.23%

1Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

2Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4 Total Annual Fund Operating Expenses are based on the fund’s most recently completed fiscal year.

5 The advisor has contractually agreed to waive fees and reimburse other fund expenses until January 31, 2006, so that Net Expenses do not exceed 1.23%. These fee waivers and expense reimbursements may be terminated at any time after January 31, 2006, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$668
3 years	$923
5 years	$1,197
10 years	$1,976
Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

International FUND

Objective

International Fund has an objective of long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

  that are domiciled in countries other than the United States, or that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies’ balance sheets, market share, and strength of management.

Up to 15% of the fund’s total assets may be invested in equity securities of emerging markets issuers. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for a rapid economic growth.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in International Fund include:

Risks of Equity Securities.   Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing.   International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor’s ability to invest substantial portions of the fund’s assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets.   The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Small- and Mid-Cap Stocks.    Stocks of small- and mid-cap companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Foreign Currency Hedging Transactions.   If the sub-advisor’s forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund’s hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Risks of Active Management.     The fund is actively managed and its performance therefore will reflect in part the sub-advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

International FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

On December 9, 2004, J.P. Morgan Investment Management Inc. was hired as sub-advisor to manage the fund’s assets. For more information regarding prior performance of J.P. Morgan, see “Management — Performance of Similar International Portfolios Managed by J.P. Morgan.”

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

9.41%	9.98%	4.68%	17.42%	50.47%	–15.58%	–23.52%	–19.10%	36.08%	10.68%

1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Best Quarter: Quarter ended	December 31, 1999	27.41%
Worst Quarter: Quarter ended	September 30, 2002	(19.18)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/ 04 [1,2]	Inception Date	One Year	Five Years	Ten Years

International Fund

Class A (return before taxes)	5/2/94	4.57%	(5.75)%	5.17%

Class A (return after taxes on distributions)		4.37%	(6.26)%	3.95%

Class A (return after taxes on distributions and sale of fund shares)		2.97%	(4.95)%	3.81%

Morgan Stanley Capital International Europe, Australasia, Far East Index[3] (reflects no deduction for fees, expenses, or taxes)		20.70%	(0.80)%	5.94%

1 On 9/24/01, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund . Performance history prior to 9/24/01 represents that of the Firstar International Growth Fund.

2 Prior to 12/9/04, the fund’s assets were managed by a different sub-advisor.

3An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East.

Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

International FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	5.50%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.10%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.29%
Total Annual Fund Operating Expenses[4]	1.64%
Less Contractual Waiver of Fund Expenses [5]	(0.04)%
Net Expenses [5]	1.60%

1Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

2Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4 Total Annual Fund Operating Expenses are based on the fund’s most recently completed fiscal year.

5 The advisor has contractually agreed to waive fees and reimburse other fund expenses until January 31, 2006, so that Net Expenses do not exceed 1.60%. These fee waivers and expense reimbursements may be terminated at any time after January 31, 2006, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$704
3 years	$1,035
5 years	$1,389
10 years	$2,383
Prospectus –	Selected First American Funds Class A Shares

Fund Summaries

High Income Bond FUND

Objective

High Income Bond Fund’s objective is to provide investors with a high level of current income.

Principal Investment Strategies

Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

The fund may invest in collateralized debt obligations (“CDOs”). CDOs are debt obligations typically issued by special-purpose entities that are secured by debt securities, such as high-yield securities, asset-backed securities, and mortgage-backed securities. CDOs are typically issued in one or more classes of rated debt securities, unrated debt securities (generally treated as equity interests), and a residual equity interest. The fund may also invest in other types of obligations issued by special-purpose entities that are backed by corporate debt obligations.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealer, banks, and other institutions.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund include:

Risks of High-Yield Securities.   The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called “high-yield” securities or “junk bonds.” High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund’s portfolio increases when the U.S. economy slows or enters a recession.

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About the Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk.   The fund’s income could decline due to falling market interest rates.

Call Risk.   During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Liquidity and Pricing Risk.   High-yield bonds generally have more limited trading opportunities than higher credit quality securities. CDOs can also be less liquid than other publicly held debt securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited

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Fund Summaries

High Income Bond FUND continued

trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund’s board of directors. See “Policies & Services — Buying and Selling Shares, Calculating Your Share Price.”

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.    When the fund lends securities , it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Risks of Active Management.     The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. Sales charges are not reflected in the chart; if they were, returns would be lower. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–1.22%	24.03%	10.30%

2002	2003	2004

Best Quarter: Quarter ended	June 30, 2003	9.36%
Worst Quarter: Quarter ended	September 30, 2002	(4.90)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/ 04 [1]	Inception Date	One Year	Since Inception

High Income Bond Fund

Class A (return before taxes)	8/30/01	5.62%	6.18%

Class A (return after taxes on distributions)		3.00%	3.17%

Class A (return after taxes on distributions and sale of fund shares)		3.54%	3.36%

Lehman Corporate High Yield Index[2] (reflects no deduction for fees, expenses, or taxes)		11.13%	10.40%

1On 3/13/03, shareholders approved a merger transaction in which High Income Bond Fund acquired the assets of First American High Yield Bond Fund, which is the accounting survivor. Performance presented represents that of High Yield Bond Fund.

2An unmanaged index that covers the universe of fixed-rate, dollar denominated, below-investment - grade debt with at least one year to final maturity. Payment-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zero coupon bonds, step-up coupon structures, and Rule 144A securities are also included.

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Fund Summaries

High Income Bond FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)	4.25%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[1]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[2]
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Shareholder Servicing (12b-1) Fee	0.25%
Other Expenses	0.31%
Total Annual Fund Operating Expenses[4]	1.26%
Less Contractual Waiver of Fund Expenses [5]	(0.26)%
Net Expenses [5]	1.00%

1Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

2Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4 Total Annual Fund Operating Expenses are based on the fund’s most recently completed fiscal year.

5 The advisor has contractually agreed to waive fees and reimburse other fund expenses until January 31, 2006, so that Net Expenses do not exceed 1.00%. These fee waivers and expense reimbursements may be terminated at any time after January 31, 2006, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$523
3 years	$782
5 years	$1,062
10 years	$1,858
Prospectus –	Selected First American Funds Class A Shares

Policies & Services

Buying Shares

The funds issue their shares in multiple classes. This prospectus offers Class A shares.

Class A Shares.   Class A shares have:

  a front-end sales charge determined by the amount of your purchase. See “Calculating Your Share Price — Class A Shares.”
  annual shareholder servicing (12b-1) fees of 0.25%. See “Fund Summaries — Fees and Expenses.”
  reduced sales charges for larger purchases. See “Reducing Your Sales Charge.”

12b-1 Fees

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund’s distributor an annual fee of 0.25% of average daily Class A share net assets for the distribution and sale of its shares and for services provided to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The funds’ distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and “one-stop” mutual fund networks (institutions) for sales and/or administrative services performed on behalf of the institution’s customers. For Class A shares, the distributor begins to pay shareholder servicing fees to these institutions immediately after you purchase shares. The institutions continue to receive these fees for as long as you hold fund shares.

Additional Payments to Institutions

The advisor and/or the distributor may pay additional compensation to institutions out of their own resources in connection with the sale or retention of fund shares and/or in exchange for sales and/or administrative services performed on behalf of the institution’s customers. The amounts of these payments may be significant, and may create an incentive for the institution or its employees or associated persons to recommend or sell shares of the funds to you. These payments are not reflected in the fees and expenses listed in the Fund Summaries section of the prospectus because they are not paid by the funds.

These payments are negotiated and may be based on such factors as the number or value of shares that the institution sells or may sell; the value of the assets invested in the funds by the institution’s customers; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the institution; and/or other measures as determined from time to time by the advisor and/or distributor.

The advisor and/or distributor may make other payments or allow other promotional incentives to institutions to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain institutions also receive payments in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other First American Funds through their retirement plan.

You can ask your institution for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your institution provides, as well as about fees and/or commissions your institution charges. You can also find more details about payments made by the advisor and/or the distributor in the Statement of Additional Information.

Calculating Your Share Price

Your purchase price will be based on the fund’s net asset value (NAV) per share, which is generally calculated as of 3:00 p.m. Central time every day the New York Stock Exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the funds’ investments are furnished by one or more independent pricing services that have been approved by the funds’ board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds’ board of directors. Under these procedures, fair values are generally determined by a pricing committee made up of independent members of the board of directors, except that certain valuations that will have an immaterial impact on NAV are made by the advisor and reported to the pricing committee on a quarterly basis, and the funds may rely on the recommendations of a fair value pricing service approved by the funds’ board of directors in valuing foreign securities. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there is no current market value quotation; and
  Securities with limited liquidity, including certain high-yield securities and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing

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Buying Shares continued

service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

International Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of International Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds’ distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

Equity Income  FUND
Mid Cap Growth Opportunities  FUND
Small Cap Growth Opportunities  FUND
Small Cap Select  FUND
Small Cap Value  FUND
International  FUND

	Sales Charge		Maximum Reallowance as a % of Purchase Price
	As a % of Purchase Price	As a % of Net Amount Invested

Less than $50,000	5.50%	5.82%	5.00%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.25%
$250,000 – $499,999	2.50%	2.56%	2.25%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million and over	0.00%	0.00%	0.00%

High Income Bond FUND

	Sales Charge
	As a % of Offering Price	As a % of Net Asset Value	Maximum Reallowance as a % of Purchase Price

Less than $50,000	4.25%	4.44%	4.00%
$ 50,000 – $ 99,999	4.00%	4.17%	3.75%
$100,000 – $249,999	3.50%	3.63%	3.25%
$250,000 – $499,999	2.50%	2.56%	2.25%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million and over	0.00%	0.00%	0.00%

The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Reducing Your Sales Charge.   As shown in the preceding tables, larger purchases reduce the percentage sales charge you pay. For purposes of calculating the reduced sales charge, Class A shares of the First American funds described in this prospectus (individually, a “selected First American Fund,” collectively, the “selected First American Funds”) are combined with Class A shares of certain funds offered by COUNTRY Capital Management Company (“COUNTRY”) and sold by affiliated agents of COUNTRY (individually, a “COUNTRY Fund,” collectively, the “COUNTRY Funds”). In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as described below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund in writing at the time of the purchase order that a quantity discount may apply to your current purchase.

You should provide your investment professional or financial institution with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

  all of your accounts at your investment professional’s firm or at your financial institution;
  all of your accounts at any other firm or financial institution;
  all accounts of any related party (such as a spouse or dependent child) held with any investment professional or financial institution.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your investment professional or financial institution may have this information.

Prior Purchases.     Prior purchases of Class A shares of any selected First American Fund and/or Class A shares of any COUNTRY Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A shares you hold at the time of your purchase. For example, let’s say you’re making a $10,000 investment and you already own other COUNTRY Fund Class A shares that you purchased for $10,000 and selected First American Fund Class A shares that you purchased for $15,000, but are now valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares’ purchase price.

Purchases by Related Accounts.     Concurrent and prior purchases by certain other accounts of Class A shares of any selected First American Fund and/or of Class A shares of any COUNTRY

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Buying Shares continued

Fund (except the money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent.   If you plan to invest $50,000 or more over a 13-month period in Class A shares of any selected First American Fund and/or of Class A shares of any COUNTRY Fund (except the money market fund), you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See “For Investments of Over $1 Million.”

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI).

Purchasing Class A Shares Without a Sales Charge.     The following persons may purchase the fund’s Class A shares at net asset value without a sales charge:

  the advisor .
  the subadvisor to any other First American fund.
  any affiliates of the advisor or any such subadvisor, or any of their or the fund’s officers, directors, employees, retirees, sales representatives and partners.
  registered representatives of any broker-dealer authorized to sell fund shares.
  full-time employees of the fund’s counsel.
  members of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons).
  fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers.
  purchasers through “one-stop” mutual fund networks through which the fund is made available.
  purchasers participating in asset allocation “wrap” accounts offered by the advisor or any of its affiliates.
  retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and “rabbi trusts”), which plans and trusts purchase through “one-stop” mutual fund networks, or for which an affiliate of the advisor acts as trustee or administrator.
  bank trust departments.
  individuals rolling over assets into an IRA from a retirement plan that offered First American funds.
  401(k), 403(b) and 457 plans, and profit sharing and pension plans which invest $1 million or more. Your investment professional or financial institution must notify the fund if your retirement/deferred compensation plan is eligible for the sales load waiver.
  shareholders of any COUNTRY Fund on or before March 1, 2002, who have continuously owned shares of any COUNTRY Fund since that date. Shareholders will be deemed to have “continuously owned shares” if they exchange shares of another COUNTRY Fund series or reinvest the proceeds of redemption from another COUNTRY Fund series within 60 days of redemption. Former shareholders of the COUNTRY Money Market Fund may satisfy these requirements by a continuous investment in the First American Prime Obligations Fund.
  full-time employees, agents, retirees and directors (trustees), and their spouses and unmarried children under age 21 sharing a mailing address, of the Illinois Agricultural Association®, the COUNTRY® Insurance & Financial Services group and their affiliated companies.
  shareholders investing through accounts at COUNTRY Trust Bank.
  the Illinois Agricultural Association and its affiliates and all Illinois country Farm Bureaus®.

Additional Information.     A link to information regarding the funds’ sales charge breakpoints is available on the funds’ web site at http://www.firstamericanfunds.com.

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Buying Shares continued

For Investments of Over $1 Million

There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts) . However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds’ distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of sale . The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70½.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Excessive Trading of Fund Shares

The funds discourage short-term trading or frequent purchases and redemptions of their shares. The funds’ Board of Directors has adopted policies and procedures designed to detect and deter trading in the funds’ shares that may disadvantage long-term fund shareholders. These policies are described below. The funds do not accommodate trading in the funds’ shares in violation of these policies. As discussed below, however, there is no guarantee that the funds will be able to detect such trading in all accounts. See “Omnibus Accounts.”

Risks Associated with Excessive Trading.     Short-term or excessive trading in a fund’s shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. A fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Frequent purchases and redemptions or exchanges of a fund’s shares also may force the fund to sell portfolio securities at inopportune times to raise cash to accommodate this trading activity. Excessive trading also may increase fund expenses. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a fund may bear increased administrative costs due to asset level and investment volatility that accompanies excessive short-term trading activity. All of these factors may adversely affect fund performance.

In addition, the nature of a fund’s portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund’s portfolio holdings and the reflection of that change in the net asset value of the fund’s shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as “arbitrage market timing,” and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Excessive Trading Policies.     The funds’ advisor maintains surveillance procedures designed to detect excessive trading in the funds’ shares. On a daily basis, the advisor identifies all transactions in fund shares that exceed a specified monetary threshold and scrutinizes the accounts in which such transactions occurred for trading activity that may be detrimental to the funds and their shareholders. In addition, on a monthly basis, the advisor attempts to identify individual accounts (or underlying participants in retirement plan accounts) that have had more than four “round trips” in any one fund (other than a money market fund) during the most recent twelve months. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite-direction redemption out of or purchase into the same fund. If the advisor determines, in its sole discretion, that any of the trading identified in either its daily or monthly screening procedures may be detrimental to the interests of a fund and its shareholders, then the shareholder conducting such trading may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between a fund and any other fund).

Omnibus Accounts.     Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer,

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Policies & Services

Buying Shares continued

investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds seek to apply their surveillance procedures to these omnibus account arrangements and will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the funds if omnibus account transactions exceed the initial monetary threshold applied by the funds in their daily surveillance procedures, and in connection with their monthly surveillance procedures. If excessive trading is detected at the individual account or participant level, the funds will request that the financial intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the funds will take such steps as are required to assure that the excessive trading is curtailed, including terminating the relationship with the intermediary if necessary.

While the funds will request that financial intermediaries apply the funds’ excessive trading policies to their customers who invest indirectly in the funds, the funds are limited in their ability to monitor the trading activity or enforce the funds’ excessive trading policy with respect to customers of financial intermediaries. For example, the funds might not be able to detect any market timing facilitated by a financial intermediary, if this were to occur.

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. box will not be accepted. We may also ask for other identifying documents or information.

You may become a shareholder in the fund with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The fund has the right to waive these minimum investment requirements for employees of the fund’s advisor , COUNTRY Capital Management Company, and their affiliates. The fund also has the right to reject any purchase order.

You may buy shares on any day the New York Stock Exchange (NYSE) is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the NYSE. Your shares will be priced at the next NAV calculated after your order is received in proper form by the fund or one of its “authorized financial intermediaries,” plus any applicable sales charge. An “authorized financial intermediary” is an investment professional or financial institution that the fund has authorized to accept orders on its behalf. To make sure that your order is in proper form, you must follow the directions for purchasing shares given below and supply the fund with any identifying information required under Federal law, as discussed above.

By Phone.     You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the fund’s distributor. Orders placed through an authorized financial intermediary will be priced at the NAV calculated on that day if received by the intermediary by the close of regular trading on the New York Stock Exchange. In the case of other investment professionals or financial institutions, you will have to transmit your request by an earlier time in order for your purchase request to be priced at that day’s NAV. This allows your investment professional or financial institution time to process your request and transmit it to the fund by the close of regular trading on the New York Stock Exchange. Some investment professionals or financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

You may also purchase shares by notifying COUNTRY Funds at (800) 245-2100 and making a wire transfer from your bank. Your bank must be a member of the Automated Clearing House (ACH) network. All information will be taken over the telephone, and your order will be priced at the next NAV calculated after the funds’ custodian receives your payment by wire. After you have notified COUNTRY Funds that you will be purchasing shares by wire, contact your bank to wire federal funds using the following instructions:

U.S. Bank National Association
ABA Number: 0750-00022

For Credit to: U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137

For Further Credit to: (Investor Name, Investor Account Number,
and Fund Name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail.    If you choose to purchase your shares by mail, your shares will be priced at the next NAV calculated after your written request is received in proper form by the fund.

To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

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Buying Shares continued

Overnight express mail may be sent to:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

  all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
  cash, including cashier’s checks or money orders, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards may not be accepted.
  if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred as a result of your check failing to clear .

Investing Automatically

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

  by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.
  through automatic monthly exchanges of your selected First American Fund into another selected First American Fund or COUNTRY Fund of the same class.

You may apply for participation in either of these programs through your investment professional or by calling COUNTRY Funds at (800) 245-2100.

Prospectus –	Selected First American Funds Class A Shares

Policies & Services

Selling Shares

How to Sell Shares

You may sell your shares on any day when the New York Stock Exchange (NYSE) is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the NYSE . Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or an authorized financial intermediary , less any applicable contingent deferred sales charge. Be sure to read the section “Buying Shares” for a description of contingent deferred sales charges. To ensure that your request is in proper form , follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing securities in the fund’s portfolio, rather than paying you in cash. See “ Selling Shares — Redemption In Kind.”

By Phone.     If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. If your investment professional or financial institution is an authorized financial intermediary, your shares will be sold at the NAV calculated on that day if received by the intermediary by the close of regular trading on the New York Stock Exchange. In the case of other investment professionals or financial institutions, you will have to call by an earlier time in order for your shares to be priced at that day’s NAV. This allows your investment professional or financial institution time to process your request and transmit it to the fund by the close of regular trading on the New York Stock Exchange. Some investment professionals or financial institutions may charge a fee for helping you sell shares. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling COUNTRY Funds at (800) 245-2100. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The First American funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail.    If you choose to redeem your shares in writing, your shares will be sold at the next NAV calculated after your written request is received in proper form by the fund.

To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight express mail may be sent to:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

  name of the fund.
  account number.
  dollar amount or number of shares redeemed.
  name on the account.
  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

  you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.
  you would like the check mailed to an address other than the address on the fund’s records , or you have changed the address on the fund’s records within the last 30 days .
  your redemption request is for $50,000 or more.
  bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

Systematic Withdrawals

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Prospectus –	Selected First American Funds Class A Shares

Policies & Services

Selling Shares continued

Reinvesting After a Sale

If you sell Class A shares of a selected First American Fund or COUNTRY Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another selected First American Fund or COUNTRY Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

Accounts with Low Balances

If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  deduct a $50 annual account maintenance fee, or
  close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

How to Exchange Shares

If your investment goals or your financial needs change, you may move from one selected First American Fund to another selected First American Fund or COUNTRY Fund. There is no fee to exchange shares (only Class A shares are eligible to be exchanged for selected First American Funds and COUNTRY Funds). You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class of the other selected First American Fund or COUNTRY Fund . However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares ).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another selected First American Fund or COUNTRY Fund, you do not have to pay a sales charge.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute excessive trading. See “Buying Shares — Excessive Trading of Fund Shares.”

By Phone.   If both funds have identical shareholder registration s , you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call COUNTRY Funds at (800) 245-2100. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day. If your investment professional or financial institution is not an authorized financial intermediary, you will have to call by an earlier time in order for your shares to be exchanged at that day’s NAV.

Contact your investment professional or financial institution directly for more information.

By Mail.   To exchange shares by written request, please follow the procedures under “Selling Shares.” Be sure to include the names of both funds involved in the exchange.

Telephone Transactions

You may buy, sell, or exchange shares by telephone, unless you elected on your application to restrict this privilege. If you wish to reinstate this option on an existing account, please call COUNTRY Funds at (800) 245-2100 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.

Prospectus –	Selected First American Funds Class A Shares

Policies & Services

Managing Your Investment

Staying Informed

Shareholder Reports.   Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors’ report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call COUNTRY Funds at (800) 245–2100.

Statements and Confirmations.   Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

Dividends and Distributions

Dividends from net investment income are declared and paid monthly for Equity Income Fund and High Income Bond Fund. For International Fund, Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund and Small Cap Value Fund, dividends from net investment income, if any, are declared and paid annually. For each of the funds, any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another selected First American Fund or COUNTRY Fund, or paid in cash. This request may be made on your application or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV. In addition, even if you have requested that your distributions be paid in cash, all distributions under $10 will be reinvested in shares of the same fund.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions.   Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund are taxable either as ordinary income or as “qualified dividends , ” which are taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Technology Fund, and High Income Fund are expected to consist primarily of ordinary income.

Taxes on Transactions.   The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Foreign Tax Credits.   International Fund may be required to pay withholding and other taxes imposed by foreign countries. If International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If a fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

Prospectus –	Selected First American Funds Class A Shares

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2004, U.S. Bancorp Asset Management and its affiliates had more than $ 123 billion in assets under management, including investment company assets of more than $ 57 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Equity Income Fund	0.61%
Mid Cap Growth Opportunities Fund	0.66%
Small Cap Growth Opportunities Fund	1.37%
Small Cap Select Fund	0.67%
Small Cap Value Fund	0.68%
International Fund	1.06%
High Income Bond Fund	0.44%

Direct Correspondence to:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Minneapolis, MN 55440- 0701

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Sub-Advisor

J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 522 Fifth Avenue, New York, New York, is the sub-advisor for International Fund.

J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2004, J.P. Morgan and its affiliates had approximately $791 billion in assets under management.

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds’ investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services.   U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc. and First American Strategy Funds, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services.   Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services.   In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 35 % of the funds’ income from these securities lending transactions.

Shareholder Servicing Fees.   To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate,

Prospectus –	Selected First American Funds Class A Shares

Additional Information

Management continued

U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the funds’ distributor.

Portfolio Management

The portfolio managers primarily responsible for the Funds’ management are:

Equity Income Fund—Cori B. Johnson, CFA, Senior Equity Portfolio Manager. Ms. Johnson has served as the primary portfolio manager of the Fund since January 1996. Ms. Johnson joined U.S. Bancorp Asset Management in 1991 and has 24 years of financial industry experience, including 13 years in portfolio management.

Gerald C. Bren, CFA, Senior Equity Portfolio Manager. Mr. Bren has co-managed the Fund since August 1994. Mr. Bren joined U.S. Bancorp Asset Management in 1972 and has 34 years of financial industry experience, including 20 years in portfolio management.

Mid Cap Growth Opportunities Fund—David Lettenberger, CFA, Senior Equity Portfolio Manager. Mr. Lettenberger has served as the primary portfolio manager for the Fund since May 2003. He joined U.S. Bancorp Asset Management in 1999 and has 12 years of financial industry experience. Mr. Lettenberger previously managed the Small Cap Select Fund.

Nancy Barber, CFA, Equity Portfolio Manager. Ms. Barber has co-managed the Fund since May 2003. She joined U.S. Bancorp Asset Management in 1998. Ms. Barber has eight years of financial industry experience.

Small Cap Growth Opportunities Fund—Sean A. McLeod, CFA, Equity Portfolio Manager. Mr. McLeod has served as the primary portfolio manager for the Fund since April 2004. Mr. McLeod was employed by M&I Investment Management Corporation from December 1997 to April 2004 where he served as portfolio manager of the Marshall Small Cap Growth Fund and senior equity analyst on the Marshall Small and Mid Cap Growth Funds. Mr. McLeod has 10 years of financial industry experience.

Rob McDougall, CFA, Equity Portfolio Manager. Mr. McDougall has co-managed the Fund since May 2004. Prior to joining U.S. Bancorp Asset Management in 2004, Mr. McDougall was a senior equity analyst for the Marshall Small Cap Growth Fund. He has 17 years of financial industry experience.

Small Cap Select Fund—Allen Steinkopf, CFA, Equity Portfolio Manager. Mr. Steinkopf has served as the primary portfolio manager for the Fund since July 2004. Prior to joining U.S. Bancorp Asset Management in 2003, Mr. Steinkopf was employed by Advantus Capital Management from 1986 to 2003 where he served as Vice President and Portfolio Manager. He has more than 12 years of financial industry experience.

Andy Adams, CFA, Equity Portfolio Manager. Mr. Adams has co-managed the Fund since August 2004. Prior to joining U.S. Bancorp Asset Management in 2004, Mr. Adams was the co-manager of the large cap growth portfolio at Knelman Asset Management Group in Minneapolis. Prior to that, he served as a senior equities analyst and an equities analyst at Advantus Capital Management. Mr. Adams has nine years of financial industry experience.

Small Cap Value Fund—Mark T. Leslie, CFA, Senior Equity Portfolio Manager. Mr. Leslie has served as the primary portfolio manager for the Fund since July 2003. Mr. Leslie joined U.S. Bancorp Asset Management in 1997 and has 15 years of financial industry experience, including seven years in portfolio management.

David F. Johnson, CFA, Equity Portfolio Manager. Mr. Johnson has co-managed the Fund since July 2003. Mr. Johnson joined U.S. Bancorp Asset Management in 1997 and has 15 years of financial industry experience.

International Fund—J.P. Morgan Investment Management Inc. is the sub-advisor to the Fund as of December 2004. The International Fund is managed by a team led by James Fisher and Howard Williams. James Fisher is a senior portfolio manager and managing director of JPMorgan’s global portfolios group based in London. He joined JPMorgan in 1985. Howard Williams is a managing director and head of JPMorgan’s global portfolios group based in London. He joined JPMorgan in 1994.

High Income Bond Fund—Douglas P. Hedberg, CFA, Senior Fixed-Income Portfolio Manager. Mr. Hedberg has served as the primary portfolio manager for the Fund since August 2001. Mr. Hedberg joined U.S. Bancorp Asset Management in 1997 and has 41 years of financial industry experience, including 26 years in portfolio management.

Phil Melville, CFA, Director, Taxable Fixed-Income Research. Mr. Melville has co-managed the Fund since April 2003. Prior to joining U.S. Bancorp Asset Management in 2003, he worked for New York Life Investment Management from June 2002 until April 2003 and Credit Suisse Asset Management from October 1999 until June 2002. Mr. Melville has 18 years of financial industry experience.

Performance of Similar International Portfolios Managed by J.P. Morgan

The tables below compare the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Benchmark”) with the returns for the J.P. Morgan EAFE Equity Plus Composite (the “Composite”) which consists of JPMorgan’s portfolios (segregated accounts and pooled funds) which have investment objectives, policies, strategies and risks substantially similar to the International Fund. The Benchmark is compared with the Composite for the one-, five-, and ten-year periods ended December 31, 2004 and on an annual basis as of December 31 of each of the last 10 years. This information is designed to show you how similar international investment portfolios managed by JPMorgan performed over various periods in the past. It does not indicate how the International Fund

Prospectus –	Selected First American Funds Class A Shares

Additional Information

Management continued

has performed or will perform in the future. Past performance is not a guarantee of future results.

Average Annual Total Returns
(As of December 31, 2004)

	J.P. Morgan EAFE Equity Plus Composite (%) (At Max Sales Charge and Net of Operating Expenses)[1]	J.P. Morgan EAFE Equity Plus Composite (%) (With No Sales Charge and Net of Operating Expenses)[2]	Morgan Stanley Capital International Europe, Australasia, Far East Index (%)[3]

One Year	12.26	18.52	20.70
Five Year	(1.81)	(0.69)	(0.80)
Ten Year	7.25	7.85	5.94

Annual Total Returns
(As of December 31 of Each Year)

	J.P. Morgan EAFE Equity Plus Composite (With No Sales Charge and Net of Operating Expenses)	Morgan Stanley Capital International Europe, Australasia, Far East Index (%)[2]

1995	12.01	11.55
1996	11.92	6.36
1997	1.05	2.06
1998	15.50	20.33
1999	50.71	27.30
2000	(14.34)	(13.96)
2001	(18.08)	(21.21)
2002	(12.82)	(15.66)
2003	33.17	39.17
2004	18.52	20.70

1 Reflects the deduction of applicable Class A sales charges of 5.50% and net operating expenses of 1.60%.

2 Reflects the deduction of Class A net operating expenses of 1.60%.

3 The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia and the Far East.

The composite performance data in the Composite are the asset-weighted averages of the performance of all of the individual portfolios in the Composite using beginning of period weightings. The performance results are time-weighted rates of return net of commissions, transaction costs and non-reclaimable withholding taxes. The gross total returns for the Composite in the Average Annual Total Returns and Annual Total Returns tables were adjusted to reflect the deduction of net operating expenses (after waivers) for Class A shares of International Fund. The Annual Total Returns table for the Composite does not reflect the deduction of any sales load, which would have reduced those performance numbers.

Except to the extent performance has been adjusted to reflect the operating costs of the Class A shares of the fund, the performance reflected in the Composite has been prepared in compliance with the AIMR Performance Presentation Standards, the U.S. and Canadian version of the Global Investment Performance Standards, which differ from the method used by the SEC.

The portfolios comprising the Composite are not mutual funds and are not subject to the diversification requirements, specific tax restrictions and the investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Additionally, the portfolios comprising the Composite were not subject to the unpredictable cash flows that characterize mutual funds and were not required to maintain cash reserves to accommodate shareholder redemptions. If the portfolios comprising the Composite were subject to such restrictions, the Composite performance might have been lower.

Prospectus –	Selected First American Funds Class A Shares

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective change s , you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

Investment Strategies

The funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call COUNTRY Funds at (800) 245-2100.

Temporary Investments.   In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Portfolio Turnover.   Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Additional Investment Strategies of High Income Bond Fund

Investment Approach.   In selecting securities for the fund, fund managers generally employ a “bottom-up” approach to identify relative value in the corporate bond market.

Effective Maturity.   Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective Duration.   Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Risks

The principal risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Market Risk.   All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk.   The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk.   Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of Small-Cap Stocks.   Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price.

Prospectus –	Selected First American Funds Class A Shares

Additional Information

More About the Funds continued

Risks of Mid-Cap Stocks.   While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs).   The mid-cap and small-cap funds are subject to risks of IPOs. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Foreign Security Risk.   Equity Income Fund, Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Small Cap Value Fund may invest up to 25% of their total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. High Income Bond Fund may invest up to 25% of total assets in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Risks of Securities Lending.   When the funds loan their portfolio securities, they will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the funds risk a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Credit Risk.   Equity Income Fund and High Income Bond Fund are subject to the risk that the issuers of debt securities held by the funds will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

As discussed in the “Fund Summaries” section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and is therefore subject to additional credit risk.

Risks of Derivative Instruments.   The use of derivative instruments, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Risks of International Investing.   International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk.   Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

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Political and Economic Risks.   International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Foreign Tax Risk.   International Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

Risk of Investment Restrictions.   Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk.   Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Information Risk.   Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Risks of Emerging Markets.   Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners, and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Interest Rate Risk.   Debt securities in Equity Income Fund and High Income Bond Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

Income Risk.   High Income Bond Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk,” or prepaid, see “Prepayment Risk”) in lower-yielding securities.

Risks of High-Yield Securities.   A significant portion of the portfolio of High Income Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or “junk bonds.” Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk.   High Income Bond Fund is exposed to liquidity risk because of its investments in high-yield bonds and collateralized debt obligations. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, this fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading may also lead to greater price volatility.

Call Risk.   Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. High Income Bond Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest

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the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Prepayment Risk and Extension Risk.   Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. If High Income Bond Fund holds these securities, it must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Dollar Roll Transactions.   In a dollar roll transaction, High Income Bond Fund may sell mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit the fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund’s assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

Disclosure of Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in the funds’ Statement of Additional Information.

Prospectus –	Selected First American Funds Class A Shares

Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class A shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MidCap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar MidCap Core Equity Fund were exchanged for Class A shares of the First American Mid Cap Growth Opportunities Fund.

The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MicroCap Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar MicroCap Fund were exchanged for Class A shares of the First American Small Cap Growth Opportunities Fund.

The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Small Cap Core Equity Fund were exchanged for Class A shares of the First American Small Cap Select Fund.

The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar International Growth Fund were exchanged for Class A shares of the First American International Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund. The assets of First American High Yield Bond Fund were acquired by High Income Bond Fund on March 17, 2003. In connection with such acquisition, Class A shares of First American High Yield Bond Fund were exchanged for Class A shares of High Income Bond Fund.

The information for Equity Income Fund and Small Cap Value Fund has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm , whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Mid Cap Growth Opportunities Fund, and High Income Bond Fund, for the fiscal periods ended September 30, 2004, September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm , whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Mid Cap Growth Opportunities Fund, for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

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Equity Income  FUND

	Fiscal year ended September 30,
	2004 [1]	2003[1]	2002[1]	2001[1]	2000

Per Share Data
Net Asset Value, Beginning of Period	$11.56	$9.58	$12.13	$16.29	$15.94

Investment Operations:
Net Investment Income	0.18	0.18	0.16	0.29	0.28
Realized and Unrealized Gains (Losses) on Investments	1.23	1.99	(2.48)	(0.74)	1.45

Total From Investment Operations	1.41	2.17	(2.32)	(0.45)	1.73

Less Distributions:
Dividends (from net investment income)	(0.20)	(0.19)	(0.19)	(0.32)	(0.28)
Distributions (from net realized gains)	—	—	(0.04)	(3.39)	(1.10)

Total Distributions	(0.20)	(0.19)	(0.23)	(3.71)	(1.38)

Net Asset Value, End of Period	$12.77	$11.56	$9.58	$12.13	$16.29

Total Return[2]	12.26%	22.81%	(19.51)%	(3.89)%	11.11%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$184,381	$144,282	$128,142	$24,557	$20,607
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.15%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.39%	1.70%	1.43%	1.97%	1.69%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.19%	1.20%	1.20%	1.15%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.35%	1.65%	1.38%	1.82%	1.55%
Portfolio Turnover Rate	12%	43%	38%	33%	36%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Mid Cap Growth Opportunities  FUND

	Fiscal year ended September 30,				Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2004		2003[1]	2002		2000[1]	1999[1]

Per Share Data
Net Asset Value, Beginning of Period	$33.68		$26.45	$28.33	$54.63	$37.80	$37.59

Investment Operations:
Net Investment Income (Loss)	(0.30)		(0.18)	(0.11)	(0.06)	(0.18)	(0.08)
Realized and Unrealized Gains (Losses) on Investments	5.88		7.41	(1.77)	(8.40)	17.80	0.60

Total From Investment Operations	5.58		7.23	(1.88)	(8.46)	17.62	0.52

Less Distributions:
Distributions (from net realized gains)	(1.07)		—	—	(17.84)	(0.79)	(0.31)

Total Distributions	(1.07)		—	—	(17.84)	(0.79)	(0.31)

Net Asset Value, End of Period	$38.19		$33.68	$26.45	$28.33	$54.63	$37.80

Total Return[3]	16.88%		27.33%	(6.64)%	(20.00)%	47.23%	1.31%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$173,436		$154,499	$75,002	$82,043	$108,326	$95,758
Ratio of Expenses to Average Net Assets	1.20%		1.20%	1.20%	1.20%	1.20%	1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.79	) %	(0.58)%	(0.34)%	(0.19)%	(0.38)%	(0.21)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%		1.25%	1.26%	1.22%	1.22%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.83	) %	(0.63)%	(0.40)%	(0.21)%	(0.40)%	(0.23)%
Portfolio Turnover Rate	135%		145%	162%	204%	205%	140%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Small Cap Growth Opportunities  FUND

	Fiscal year ended September 30,				Fiscal period ended September 30, 2001[1,2]	Fiscal year ended October 31,
	2004[1]		2003[1]	2002		2000[1]	1999

Per Share Data
Net Asset Value, Beginning of Period	$21.95		$13.86	$16.89	$31.26	$21.80	$12.38

Investment Operations:
Net Investment Income (Loss)	(0.35)		(0.28)	(0.26)	(0.17)	(0.40)	(0.26)
Realized and Unrealized Gains (Losses) on Investments	0.27		8.37	(2.74)	(5.20)	15.99	9.71

Total From Investment Operations	(0.08)		8.09	(3.00)	(5.37)	15.59	9.45

Less Distributions:
Distributions (from net realized gains)	(0.13)		—	—	(9.00)	(6.13)	(0.03)
Distributions (from return of capital)	—		—	(0.03)	—	—	—

Total Distributions	(0.13)		—	(0.03)	(9.00)	(6.13)	(0.03)

Net Asset Value, End of Period	$21.74		$21.95	$13.86	$16.89	$31.26	$21.80

Total Return[3]	(0.39	) %	58.37%	(17.84)%	(21.51)%	87.43%	76.54%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$101,031		$81,999	$44,834	$45,233	$43,031	$21,988
Ratio of Expenses to Average Net Assets	1.93%		1.93%	1.93%	1.93%	1.96%	2.01%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.42	) %	(1.63)%	(1.53)%	(0.91)%	(1.31)%	(1.43)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.96%		1.97%	1.97%	1.99%	1.96%	2.02%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(1.45	) %	(1.67)%	(1.57)%	(0.97)%	(1.31)%	(1.44)%
Portfolio Turnover Rate	178%		137%	123%	125%	179%	200%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Small Cap Select   FUND

	Fiscal year ended September 30,				Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal year ended November 30, 1999[1]
	2004[1]		2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$14.52		$10.68	$11.97	$17.60	$13.84	$11.86

Investment Operations:
Net Investment Income (Loss)	(0.12)		(0.09)	(0.10)	(0.03)	(0.10)	(0.07)
Realized and Unrealized Gains (Losses) on Investments	2.60		3.93	(0.30)	(1.89)	4.13	2.10

Total From Investment Operations	2.48		3.84	(0.40)	(1.92)	4.03	2.03

Less Distributions:
Dividends (from net investment income)	—		—	—	—	(0.01)	—
Distributions (from net realized gains)	(1.05)		—	(0.89)	(3.71)	(0.26)	(0.05)

Total Distributions	(1.05)		—	(0.89)	(3.71)	(0.27)	(0.05)

Net Asset Value, End of Period	$15.95		$14.52	$10.68	$11.97	$17.60	$13.84

Total Return[4]	17.64%		35.96%	(4.56)%	(12.63)%	29.65%	17.21%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$97,775		$73,445	$33,586	$17,351	$9,538	$8,885
Ratio of Expenses to Average Net Assets	1.21%		1.21%	1.21%	1.19%	1.28%	1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.76	) %	(0.73)%	(0.81)%	(0.24)%	(0.01)%	(0.57)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%		1.25%	1.25%	1.22%	1.39%	1.36%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.79	) %	(0.77)%	(0.85)%	(0.27)%	(0.12)%	(0.67)%
Portfolio Turnover Rate	116%		145%	171%	204%	91%	72%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

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Financial Highlights continued

Small Cap Value   FUND

	Fiscal year ended September 30,
	2004[1]	2003[1]	2002[1]	2001[1]	2000

Per Share Data
Net Asset Value, Beginning of Period	$14.28	$11.26	$13.40	$17.09	$13.94

Investment Operations:
Net Investment Income (Loss)	0.03	—	(0.02)	0.02	(0.01)
Realized and Unrealized Gains (Losses) on Investments	3.13	3.02	(0.13)	(0.97)	3.23

Total From Investment Operations	3.16	3.02	(0.15)	(0.95)	3.22

Less Distributions:
Dividends (from net investment income)	(0.04)	—	—	(0.05)	—
Distributions (from net realized gains)	(0.56)	—	(1.99)	(2.69)	(0.07)

Total Distributions	(0.60)	—	(1.99)	(2.74)	(0.07)

Net Asset Value, End of Period	$16.84	$14.28	$11.26	$13.40	$17.09

Total Return[2]	22.70%	26.86%	(2.19)%	(6.36)%	23.19%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$43,192	$32,416	$27,205	$34,292	$35,858
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23%	1.15%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.21%	0.02%	(0.12)%	0.11%	(0.13)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.25%	1.26%	1.15%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.19%	—	(0.15)%	0.11%	(0.15)%
Portfolio Turnover Rate	34%	49%	37%	53%	73%

1Per share data calculated using average shares outstanding method.

2Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

International  FUND

	Fiscal year ended September 30,			Fiscal period ended September 30, 2001[1,2]	Fiscal period ended October 31, 2000[1,3]	Fiscal years ended November 30, 1999
	2004[1]	2003[1]	2002[1]

Per Share Data
Net Asset Value, Beginning of Period	$8.99	$7.33	$8.96	$13.96	$15.94	$12.42

Investment Operations:
Net Investment Income (Loss)	0.03	0.06	—	0.10	(0.03)	—
Realized and Unrealized Gains (Losses) on Investments	1.22	1.60	(1.63)	(3.63)	(0.42)	4.26

Total From Investment Operations	1.25	1.66	(1.63)	(3.53)	(0.45)	4.26

Less Distributions:
Dividends (from net investment income)	(0.05)	—	—	(0.10)	(0.10)	(0.04)
Distributions (from net realized gains)	—	—	—	(1.37)	(1.43)	(0.70)

Total Distributions	(0.05)	—	—	(1.47)	(1.53)	(0.74)

Net Asset Value, End of Period	$10.19	$8.99	$7.33	$8.96	$13.96	$15.94

Total Return[4]	13.91%	22.65%	(18.19)%	(28.00)%	(3.59)%	36.62%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$44,851	$39,251	$37,232	$64,907	$3,591	$3,939
Ratio of Expenses to Average Net Assets	1.60%	1.60%	1.60%	1.49%	1.58%	1.56%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%	0.77%	0.04%	1.02%	(0.26)%	(0.01)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.64%	1.65%	1.66%	1.59%	1.76%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.27%	0.72%	(0.02)%	0.92%	(0.44)%	(0.20)%
Portfolio Turnover Rate	77%	82%	72%	72%	90%	94%

1Per share data calculated using average shares outstanding method.

2For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

3For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	Selected First American Funds Class A Shares

Additional Information

Financial Highlights continued

High Income Bond  FUND

	Fiscal year ended September 30,			Fiscal period ended September 30, 2001[1,2]
	2004[1]	2003[1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$9.13	$7.90	$9.23	$9.93

Investment Operations:
Net Investment Income	0.68	0.68	0.65	0.02
Realized and Unrealized Gains (Losses) on Investments	0.32	1.24	(1.21)	(0.68)

Total From Investment Operations	1.00	1.92	(0.56)	(0.66)

Less Distributions:
Dividends (from net investment income)	(0.68)	(0.69)	(0.70)	(0.04)
Distributions (from return of capital)	—	—	(0.07)	—

Total Distributions	(0.68)	(0.69)	(0.77)	(0.04)

Net Asset Value, End of Period	$9.45	$9.13	$7.90	$9.23

Total Return[3]	11.30%	25.30%	(6.66)%	(6.55)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$43,842	$42,013	$23,900	$161
Ratio of Expenses to Average Net Assets	1.00%	1.06%	1.10%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.25%	7.72%	7.64%	6.53%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.26%	1.24%	1.47%	1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	6.99%	7.54%	7.27%	6.30%
Portfolio Turnover Rate	80%	122%	86%	53%

1Per share data calculated using average shares outstanding method.

2Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Prospectus –	Selected First American Funds Class A Shares

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROLRGR    1/05

SEC file number:   811-05309